MEMBERSHIP INTEREST PURCHASE AGREEMENT



                                 by and between



                         PROGENICS PHARMACEUTICALS, INC.

                                       and

                               CYTOGEN CORPORATION



                              Dated April 20, 2006

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----

ARTICLE I    DEFINITIONS AND DEFINED TERMS....................................................1

     Section 1.1  Definitions and Defined Terms...............................................1
                  -----------------------------

ARTICLE II   PURCHASE OF MEMBERSHIP INTEREST..................................................2

     Section 2.1  Purchase and Sale of Membership Interest....................................2
                  ----------------------------------------

     Section 2.2  Purchase Price..............................................................2
                  --------------

     Section 2.3  Allocation of Purchase Price................................................2
                  ----------------------------

     Section 2.4  Withholding Taxes...........................................................3
                  -----------------

ARTICLE III  CLOSING..........................................................................3

     Section 3.1  Closing.....................................................................3
                  -------

     Section 3.2  Deliveries at Closing.......................................................3
                  ---------------------

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF SELLER.........................................5

     Section 4.1  Ownership of Membership Interest; No Third Party Options....................5
                  --------------------------------------------------------

     Section 4.2  Corporate Organization and Good Standing....................................6
                  ----------------------------------------

     Section 4.3  Authorization and Effect of Agreement.......................................6
                  -------------------------------------

     Section 4.4  Consents and Approvals; No Violations.......................................6
                  -------------------------------------

     Section 4.5  Litigation..................................................................7
                  ----------

     Section 4.6  Performance of Obligations;  Other Matters..................................7
                  ------------------------------------------

     Section 4.7  Seller Sophistication; Excluded Information.................................7
                  -------------------------------------------

     Section 4.8  No Broker...................................................................8
                  ---------

     Section 4.9  No Misleading Statements....................................................8
                  ------------------------

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF PURCHASER......................................8

     Section 5.1  Corporate Organization and Good Standing....................................8
                  ----------------------------------------

     Section 5.2  Authorization and Effect of Agreement.......................................9
                  -------------------------------------

     Section 5.3  Consents and Approvals; No Violations.......................................9
                  -------------------------------------

     Section 5.4  No Broker...................................................................9
                  ---------

     Section 5.5  Litigation..................................................................9
                  ----------

     Section 5.6  Performance of Obligations; Other Matters..................................10
                  -----------------------------------------

     Section 5.7  No Misleading Statements...................................................10
                  ------------------------


                                       i


     Section 5.8  Third Parties..............................................................10
                  -------------

ARTICLE VI   COVENANTS.......................................................................10

     Section 6.1  Further Assurances.........................................................10
                  ------------------

     Section 6.2  Confidentiality............................................................11
                  ---------------

     Section 6.3  Non-Hiring.................................................................12
                  ----------

     Section 6.4  Termination of Rights and Liabilities Under PSMA Operating Agreement.......12
                  --------------------------------------------------------------------

     Section 6.5  Tax Matters................................................................13
                  -----------

ARTICLE VII  MISCELLANEOUS PROVISIONS........................................................14

     Section 7.1  Notices....................................................................14
                  -------

     Section 7.2  Expenses...................................................................15
                  --------

     Section 7.3  Successors and Assigns.....................................................15
                  ----------------------

     Section 7.4  Extension; Waiver..........................................................15
                  -----------------

     Section 7.5  Entire Agreement...........................................................16
                  ----------------

     Section 7.6  Amendments, Supplements, Etc...............................................16
                  ----------------------------

     Section 7.7  Applicable Law.............................................................16
                  --------------

     Section 7.8  Execution in Counterparts..................................................16
                  -------------------------

     Section 7.9  Titles and Headings........................................................16
                  -------------------

     Section 7.10 Invalid Provisions.........................................................16
                  ------------------

     Section 7.11 Publicity..................................................................16
                  ---------

     Section 7.12 Specific Performance.......................................................17
                  --------------------

Annex and Exhibits
------------------

Annex A - Definitions and Defined Terms

Exhibit A - Membership Assignment Agreement
Exhibit B - Amended and Restated PSMA/PSMP License
Exhibit C - Resignations
Exhibit D - Managing Representative Certificate
Exhibit E - Management Committee Waiver and Approval Certificate

                     MEMBERSHIP INTEREST PURCHASE AGREEMENT

     This MEMBERSHIP  INTEREST PURCHASE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of April 20, 2006 by and between Progenics Pharmaceuticals, Inc., a Delaware corporation ("Purchaser") and Cytogen Corporation, a Delaware
                                ---------
corporation ("Seller").
              ------

                                    RECITALS:

     WHEREAS, Purchaser and Seller are members of PSMA Development Company LLC, a Delaware limited liability company (the "Company"), and have entered into a
                                             -------
Limited Liability Company Agreement for the Company, dated June 15, 1999, as amended by Amendment Number 1, dated March 22, 2002 (the "PSMA Operating
                                                                 ---------------
Agreement");
---------

     WHEREAS, Purchaser and Seller each own a 50% membership interest in the Company;

     WHEREAS, upon the terms and subject to the conditions set forth herein, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, Seller's 50% membership interest in the Company;

     WHEREAS, Purchaser and Seller desire to terminate, and/or acknowledge the termination of, any rights granted to Seller pursuant to the PSMA Operating Agreement which are personal in nature to Seller or otherwise not transferable or licensable, including, without limitation, the rights contained in Article IX of the PSMA Operating Agreement; and

     WHEREAS, following the Closing, Purchaser, as the sole member of the Company, intends to amend, restate and supersede in its entirety the PSMA Operating Agreement by executing an Amended and Restated Limited Liability Company Agreement for the Company.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND DEFINED TERMS

     Section 1.1   Definitions and Defined Terms.  Unless the context  otherwise
                   -----------------------------
requires or as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in Annex A hereto.
                                               -------

                                   ARTICLE II

                         PURCHASE OF MEMBERSHIP INTEREST

     Section 2.1   Purchase and Sale of Membership Interest.  Upon the terms and
                   ----------------------------------------
subject to the conditions set forth herein, at and as of the Closing as described in Article III hereto, Seller shall sell, transfer, convey, assign and
             -----------
deliver to Purchaser all of Seller's membership interests in the Company, including all of Seller's economic interests in the capital, profits, losses and distributions of the Company and all of Seller's other rights and interests as a member of the Company, including, without limitation, voting rights (the "Membership Interest"), and Purchaser shall purchase and acquire from Seller,
 --------------------
all right, title and interest in the Membership Interest, free and clear of any Lien.

     Section 2.2   Purchase  Price.  In  consideration  of   the  conveyance  to
                   ---------------
Purchaser of the Membership Interest, and subject to the terms and conditions hereof, Purchaser shall pay to Seller an aggregate purchase price of $13,200,000 (the "Purchase Price"), payable by Purchaser on the Closing Date.
      --------------

     Section 2.3   Allocation of Purchase Price.
                   ----------------------------

     (a) Purchaser and Seller shall allocate the sum of the Purchase Price and the liabilities of the Company among the assets of the Company in the manner required by section 1060 of the Code and the Treasury Regulations thereunder. Within sixty (60) days after the Closing Date, Purchaser shall use its reasonable efforts to prepare and deliver to Seller a proposed IRS Form 8594 allocating all such amounts as provided herein, and a statement specifying a methodology for the allocation of any adjustments to the Purchase Price under this Agreement (together, the "Asset Acquisition Statement"). Seller shall
                                  -----------------------------
cooperate with Purchaser and Purchaser's representatives in connection with the preparation of such Asset Acquisition Statement, including by furnishing such information and access to books, records, personnel and properties as may be reasonably requested. Both Purchaser and Seller shall file such Asset Acquisition Statement in the manner required by Treasury Regulation section 1.1060-1(e). Such Asset Acquisition Statement shall become final and binding for purposes of this Section 2.3 unless Seller objects in writing to the Asset Acquisition Statement within ten (10) days after Seller's receipt thereof. If Seller so objects, Purchaser and Seller shall in good faith attempt to resolve the dispute within sixty (60) days of written notice to Purchaser of Seller's objection. Seller and Purchaser agree to submit any unresolved dispute to arbitration to one of the major nationally-recognized certified public accounting firms (the "Reviewing Accountants"), whose decision on the matter
                         ----------------------
shall be final and binding on the parties hereto. Purchaser and Seller will each pay one-half of the fees and expenses of the Reviewing Accountant. Seller shall cooperate with Purchaser and Purchaser's representatives, as well as the Reviewing Accountant, in connection with the matters contemplated by this
Section 2.3, including, by furnishing such information and access to books, records, personnel and properties as may be reasonably requested.

     (b) Each of Purchaser and Seller agrees to (i) prepare and timely file all Tax Returns in a manner consistent with the Asset Acquisition Statement as finalized and revised in accordance with Sections 2.3(a) and 2.3(b) and (ii) act in accordance with the Asset Acquisition Statement for all Tax purposes, in either case, except as otherwise required by Law. In the event that any of the allocations determined pursuant to such statement are disputed by any Tax Authority, the Party receiving notice of such dispute shall promptly notify and consult with the other Party hereto concerning the resolution of such dispute.

     Section 2.4   Withholding Taxes.  Purchaser shall be entitled to deduct and
                   -----------------
withhold from the amounts otherwise payable pursuant to this Agreement to Seller such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Law relating to Taxes. To the extent that amounts are so withheld by Purchaser, Purchaser shall provide Seller with evidence of any amounts withheld, and such withheld amounts shall nonetheless be treated for all purposes of this Agreement as having been paid to Seller.

                                  ARTICLE III

                                     CLOSING

     Section 3.1   Closing. Upon the terms and subject to the conditions of this
                   -------
Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Dewey Ballantine LLP, 1301 Avenue
 -------
of the Americas, New York, New York on April 20, 2006 (the "Closing Date").
                                                            ------------

     Section 3.2   Deliveries at Closing. On the Closing Date:
                   ---------------------

     (a) Seller shall deliver, or cause to be delivered, to Purchaser the following:

          (i) an Assignment of Membership Interest, duly executed by Seller, in substantially the form attached hereto as Exhibit A (the "Membership
                                                     ---------        ----------
     Assignment");
     ----------

          (ii) an amended and restated PSMA/PSMP License, duly executed by Seller, in substantially the form attached hereto as Exhibit B (the
                                                                 ----------
     "Amended and Restated PSMA/PSMP License");
      --------------------------------------

          (iii) written resignations, dated the Closing Date, duly executed by each Representative appointed to the Management Committee and, if any, the Scientific Advisory Board, by Seller, in substantially the forms attached as Exhibit C (the "Resignations");
        ---------       ------------

          (iv) a certificate, dated the Closing Date, notifying persons to whom certificates contemplated by Section 4.1(h)(i) or Section 4.1(h)(iii) of the PSMA Operating Agreement were previously delivered of the resignation of the Representatives and Managing Representative appointed by Seller, duly executed by the Managing Representative appointed by

     Seller,  in  substantially  the form  attached  hereto  as  Exhibit  D (the
                                                                 ----------
     "Managing Representative Certificate");
      -----------------------------------

          (v) a certificate, dated the Closing Date, duly executed by each Representative appointed by Seller certifying that the Management Committee has (a) not requested any additional information, representations or opinions pursuant to Section 6.2 of the PSMA Operating Agreement and that the assignment of the Membership Interest to Purchaser is effective and (b) authorized and approved the execution, delivery and performance of, and the consummation of the transactions contemplated by, the Amended and Restated PSMA/PSMP License Agreement and any other documents or instruments contemplated thereby, in substantially the form attached hereto as Exhibit
                                                                         -------
     E (the "Management Committee Waiver and Approval Certificate");
     -       ----------------------------------------------------

          (vi) a certificate, dated the Closing Date, duly executed by the Secretary or Assistant Secretary of Seller, on behalf of Seller, certifying as to (a) the attached copy of the resolutions of the Board of Directors of Seller authorizing and approving the execution, delivery and performance of, and the consummation of the transactions contemplated by this Agreement and the Collateral Agreements and any other documents or instruments contemplated hereby or thereby, and stating that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (b) the incumbency, authority and specimen signature of each officer of Seller executing this Agreement, the Collateral Agreements or any other document or instrument contemplated hereby or thereby;

          (vii) a certificate to the effect that, as of the Closing Date, Seller is not a foreign person within the meaning of section 1445 of the Code, and the Treasury Regulations thereunder, such certificate to be substantially in the form described in Treasury Regulations section 1.1445-2(b)(2)(iv)(B); and

          (viii) such other duly executed documents and certificates as may be required to be delivered by Seller pursuant to the terms of this Agreement or the Collateral Agreements or as may be reasonably requested by Purchaser prior to the Closing Date.

     (b) Purchaser shall deliver, or cause to be delivered, to Seller the following:

          (i) the Purchase Price by wire transfer of immediately available federal funds to an account designated by Seller (which designation shall be made by Seller not less than two Business Days before the Closing Date);

          (ii)   the Membership Assignment, duly executed by Purchaser;

          (iii) Amended and Restated PSMA/PSMP License, duly executed by the Company and Purchaser;

          (iv) the Managing Representatives Certificate, dated the Closing Date, duly executed by the Managing Representative appointed by Purchaser;

          (v) the Management Committee Waiver and Approval Certificate, dated the Closing Date, duly executed by each Representative appointed by Purchaser; and

          (vi) a certificate, dated the Closing Date, duly executed by the Secretary, Assistant Secretary or other officer of Purchaser, on behalf of Purchaser, certifying as to (a) the attached copy of the resolutions of the Board of Directors of Purchaser authorizing and approving the execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the Collateral Agreements and any other documents or instruments contemplated hereby, and stating that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (b) the incumbency, authority and specimen signature of each officer of Seller executing this Agreement, the Collateral Agreements or any other document or instrument contemplated hereby or thereby.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Except as otherwise disclosed to Purchaser in a schedule delivered to Purchaser by Seller prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article IV to which the
                                                         ----------
information  in  such  schedule  relate)  (the  "Disclosure  Schedule"),  Seller
                                                 --------------------
represents and warrants to Purchaser as follows:

     Section 4.1   Ownership  of Membership  Interest;  No Third Party  Options.
                   ------------------------------------------------------------
Seller is the owner, beneficially and of record, of the Membership Interest, free and clear of any Lien. The Membership Interest represents Seller's entire ownership interest in the Company. On the Closing Date, Seller will transfer to Purchaser good and marketable title to such Membership Interest free and clear of any Lien. The sale and delivery of the Membership Interest as contemplated by this Agreement is not subject to any preemptive right, right of first refusal or other restriction, other than as set forth in PSMA Operating Agreement. Except for this Agreement and the PSMA Operating Agreement, there are no existing agreements, options, commitments or other rights relating to the Membership Interest or granting any Person the right to acquire the Membership Interest or any interest therein. The Membership Interest represents 50% of the membership interests in the Company and, to Seller's knowledge, no one other than Purchaser owns or has any right or option to acquire any membership or other ownership interest in the Company.

     Section  4.2  Corporate  Organization  and  Good  Standing.   Seller  is  a
                   --------------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as presently conducted. Seller is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it or the assets or properties owned or leased by it requires qualification, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on (i) its ability to consummate the transactions contemplated by this Agreement or the Collateral Agreements or (ii) the financial condition of Seller.

     Section 4.3   Authorization  and  Effect  of  Agreement.  Seller  has   all
                   -----------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and the Collateral Agreements and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Collateral Agreements by Seller and the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by its Board of Directors and no other corporate or other action on the part of Seller is necessary to authorize the execution and delivery of this Agreement and the Collateral Agreements or the consummation of the transactions contemplated hereby or thereby. This Agreement and the Collateral Agreements have been duly and validly executed and delivered by Seller and constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally.

     Section 4.4   Consents and Approvals; No Violations. No filing with, and no
                   -------------------------------------
permit or Consent of any Governmental Authority or any other Person is necessary for the consummation by Seller of the transactions contemplated by this Agreement or the Collateral Agreements. Neither the execution and delivery of this Agreement or the Collateral Agreements by Seller nor the consummation by Seller of the transactions contemplated by this Agreement or the Collateral Agreements nor compliance by Seller with any of the provisions hereof or thereof will (a) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration or loss of material benefits) under, any of the terms, conditions or provisions of any Contract to which Seller is a party or by which Seller or any of its properties or assets may be bound, (c) result in any Lien on any part of the Membership Interest, (d) violate any permit or Law applicable to Seller, or (e) violate the PSMA Operating Agreement, except in the case of clauses (b) or (d), for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on (i) its ability to consummate the transactions contemplated by this Agreement or the Collateral Agreements or (ii) the Company.

     Section  4.5  Litigation.  There is no  action,  proceeding,  claim,  suit,
                   ----------
opposition, challenge, cancellation proceeding, reexamination, interference proceeding, charge or investigation (collectively, "Proceedings") pending or, to
                                                    -----------
Seller's knowledge, threatened, that relates to Seller's ownership of the Membership Interest or that questions the validity of this Agreement or the Collateral Agreements or any action taken or to be taken in connection with this Agreement or the Collateral Agreements. There are no outstanding judgments, writs, injunctions, orders, decrees or settlements that apply, in whole or in part, to the Membership Interest or that restrict the ownership of the Membership Interest in any way.

     Section 4.6   Performance of Obligations; Other Matters.
                   -----------------------------------------

     (a) Other than pursuant to the PSMA/PSMP License, the PSMA Operating Agreement and/or the Services Agreement, neither Seller nor any of its Affiliates has ever been a party to any Contract with the Company and, except as reflected in the Company's audited financial statements for the period ended December 31, 2005, the Company does not have, and has never had, any obligation or liability, contingent or otherwise, owing to Seller or any of its Affiliates (including pursuant to any Proceeding or order). Immediately following the Closing Date, neither Seller nor any of its Affiliates will be a party to any Contract with the Company other the Amended and Restated PSMA/PSMP License.

     (b) No amounts are owing by the Company or Purchaser to Seller pursuant to the PSMA Operating Agreement.

     (c) Seller's Member's Percentage is equal to 50%. Seller is not in default of any of its obligations under the PSMA Operating Agreement and has timely paid in full all Capital Contributions required to be made by it to the Company pursuant to the PSMA Operating Agreement. As of the date hereof no amounts are owing by Seller to the Company or Purchaser.

     (d) Seller has reacquired the Manufacturing Rights (as defined in the Amended and Restated PSMA/PSMP License) and granted a license with respect thereto to the Company in accordance with Section 2.2(e) of the PSMA Operating Agreement.

     (e) The Services Agreement has terminated pursuant to Section 3(a)(ii) thereof following the discharge in full of Purchaser's obligation pursuant to
Section 2.2 of the PSMA Operating Agreement to make additional Capital Contributions of up to $3 million to fund the Company's research and development programs as budgeted in the work plans described in Section 2 of the Services Agreement.

     (f) Immediately after giving effect to the transactions contemplated by this Agreement and the Collateral Agreements, neither Seller nor any of its Affiliates will have an ownership, leasehold or other right or interest in or to, or otherwise retain possession of, any Company Assets.

     Section 4.7   Seller Sophistication; Excluded Information.
                   -------------------------------------------

     (a) Seller represents that it (i) is a member of the Company, (ii) is a sophisticated seller of the Membership Interest, (iii) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Membership Interest and (iv) has independently and without reliance upon Purchaser, and based on such information as Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement and the Collateral Agreements.

     (b) Seller acknowledges that (i) Purchaser has not given Seller any investment advice, credit information, or opinion on whether the sale of the Membership Interest is prudent, (ii) Purchaser and Seller have differed as to the development priorities and budgets for the Company, (iii) Seller has had a full opportunity to make inquiries of, and receive satisfactory answers from, Purchaser regarding all aspects of the business, finances, intellectual property and prospects of the Company, and (iv) Seller has determined, taking into account the foregoing acknowledgements in this Section 4.7(b), to sell the Membership Interest.

     Section  4.8  No Broker.  No agent, broker,  investment  banker,  financial
                   ---------
advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     Section 4.9   No Misleading  Statements.  No  representation or warranty by
                   -------------------------
Seller in this Agreement, and no statement made by Seller in the Seller Disclosure Schedule (if any) or any certificate or other document furnished to Purchaser pursuant hereto, or in connection with the negotiation or execution of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement herein not misleading.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrant to Seller as follows:

     Section  5.1  Corporate  Organization  and Good  Standing.  Purchaser  is a
                   -------------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as presently conducted. Purchaser is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it or the assets or properties owned or leased by it requires qualification, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement or the Collateral Agreements.

     Section  5.2  Authorization  and  Effect of  Agreement.  Purchaser  has all
                   ----------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and the Collateral Agreements and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Collateral Agreements by Purchaser and the performance by Purchaser of its obligations hereunder and thereunder and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by its Board of Directors and no other corporate or other action on the part of Purchaser is necessary to authorize the execution and delivery of this Agreement and the Collateral Agreements or the consummation of the transactions contemplated hereby or thereby. This Agreement and the Collateral Agreements have been duly and validly executed and delivered by Purchaser and constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally.

     Section 5.3   Consents and Approvals; No Violations. No filing with, and no
                   -------------------------------------
permit or Consent of any Governmental Authority or any other Person is necessary for the consummation by Purchaser of the transactions contemplated by this Agreement or the Collateral Agreements. Neither the execution and delivery of this Agreement or the Collateral Agreements by Purchaser nor the consummation by Purchaser of the transactions contemplated by this Agreement or the Collateral Agreements nor compliance by Purchaser with any of the provisions hereof or thereof will (a) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration or loss of material benefits) under, any of the terms, conditions or provisions of any Contract to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound or (c) violate any permit or Law applicable to Purchaser, except in the case of clauses (b) or (c) for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement or the Collateral Agreements.

     Section  5.4  No Broker.  No agent, broker,  investment  banker,  financial
                   ---------
advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     Section 5.5   Litigation. There is no Proceeding pending or, to Purchaser's
                   ----------
knowledge, threatened, that questions the validity of this Agreement or the Collateral Agreements or any action taken or to be taken in connection with this Agreement or the Collateral Agreements. There are no outstanding judgments, writs, injunctions, orders, decrees or settlements that apply, in whole or in part, to the Membership Interest or that restrict the ownership of the Membership Interest in any way.

     Section 5.6   Performance of Obligations; Other Matters.
                   -----------------------------------------

     (a) Other than pursuant to the PSMA/PSMP License, the PSMA Operating Agreement and/or the Services Agreement, neither Purchaser nor any of its Affiliates has been a party to any Contract with the Company and, except as reflected in the Company's audited financial statements for the period ended December 31, 2005, the Company does not have, and did not have, any obligation or liability, contingent or otherwise, owing to Purchaser or any of its Affiliates (including pursuant to any legal proceeding or order).

     (b) No amounts are owing by the Company or Seller to Purchaser pursuant to the PSMA Operating Agreement.

     (c) Purchaser's Member's Percentage is equal to 50%. Purchaser is not in material default of any of its obligations under the PSMA Operating Agreement and has timely paid in full all Capital Contributions required to be made by it to the Company pursuant to the PSMA Operating Agreement. As of the date hereof no amounts are owing by Purchaser to the Company or Seller.

     Section 5.7   No Misleading Statements.  No  representation  or warranty by
                   ------------------------
Purchaser in this Agreement, and no statement made by Purchaser in the Purchaser Disclosure Schedule (if any) or any certificate or other document furnished to Purchaser pursuant hereto, or in connection with the negotiation or execution of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement herein not misleading.

     Section 5.8   Third Parties.  Except for the entity  disclosed by Purchaser
                   -------------
to Seller in connection with the inquiries referred to in clause (iv) of Section 4.7(b), Purchaser has had no discussions with any third parties regarding any transactions involving the Company or its assets reasonably likely to have a material effect on the Company or the economic value of the Membership Interest.

                                   ARTICLE VI

                                    COVENANTS

     Section 6.1   Further Assurances. From time to time after the Closing Date,
                   ------------------
without additional consideration, each party hereto will (or, if appropriate, cause its Affiliates to) execute and deliver such further instruments and take such other action as may be necessary or reasonably requested by the other party to make effective the transactions contemplated by this Agreement and the Collateral Agreements and to provide the other party with the intended benefits of this Agreement and the Collateral Agreements. Without limiting the foregoing, upon reasonable request of Purchaser, Seller shall, and Seller shall cause its Affiliates to, as applicable, execute, acknowledge, notarize and deliver all such further assurances, deeds, assignments, powers of attorney and other instruments and paper as may be required to sell, transfer, assign, convey and deliver to Purchaser all right, title and interest in, to and under the Membership Interest or provide evidence of such sale, transfer, assignment, conveyance and delivery. If, notwithstanding Section 4.6(f) and any remedies available to Purchaser for breach thereof, the Seller or any of its Affiliates shall, following the Closing Date, have an ownership, leasehold or other right or interest in or to, or otherwise retain possession of, any Company Assets, Seller shall, and Seller shall cause its Affiliates to, without additional consideration, promptly transfer, assign, convey and deliver such Company Assets to the Company. Without limiting the foregoing, upon reasonable request of Purchaser or the Company, Seller shall, and Seller shall cause its Affiliates to, without additional consideration, execute, acknowledge, notarize and deliver all such further assurances, deeds, assignments, powers of attorney and other instruments and paper as may be required to provide verification, confirmation or evidence of the Company's rights, titles and interests in, to and under the Company Assets.

     Section 6.2   Confidentiality.
                   ---------------

     (a)  As used herein, "Confidential  Information" means all confidential and
                           -------------------------
proprietary business, technical, or financial information received from, or relating to, Purchaser or the Company.

     (b) In order to protect the Confidential Information that was developed by, or has become available to Seller, Seller agrees as follows:

          (i)    It will  make no use of any Confidential Information  except in
     furtherance  of  the  purposes   contemplated  by  this  Agreement  or  the
     Collateral Agreements.

          (ii) From the Closing Date and for a period of five years (5) years thereafter, it will not, without the prior written consent of Purchaser, disclose to any third party Confidential Information (which shall include the terms or existence of this Agreement, the Collateral Agreements, the PSMA Operating Agreement or the PSMA/PSMP License or other matters relating to the transactions contemplated hereby and thereby).

          (iii)  Notwithstanding the foregoing:

                 Seller may disclose Confidential Information to those of its representatives, employees and agents ("Agents") who have a
                                                            ------
                 need to know such Confidential Information in relation to the matters discussed herein and who are under obligations of confidentiality and non-use consistent with those set forth herein. Any unauthorized disclosure of Confidential Information by Seller's Agents shall be a breach by Seller of this Section 6.2.

                 Disclosure of Confidential Information is permitted to the extent that such disclosure is required pursuant to applicable Laws, provided, however, that Seller shall promptly notify
                        --------   -------
                 Purchaser in writing of the existence or imposition of any such requirement or order and cooperate with Purchaser in seeking an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (c)  The provisions governing confidentiality and non-use contained in this
Section 6.2 shall not apply to any Confidential Information which:

          (i) was in the public domain or the subject of public knowledge at the time of disclosure;

          (ii) becomes part of the public domain or the subject of public knowledge through no breach by or act of default of Seller; or

          (iii) is obtained by Seller from a thirdv party other than in breach of a legal or contractual obligation of confidentiality owed by such third party to Purchaser (or the Company) in respect thereof, the existence of which such obligation was known or should have been known by Seller.

     (d) Any Confidential Information of the Company conveyed by Seller to Purchaser or the Company prior to the Closing Date for the exclusive use of the Company shall remain subject to the confidentiality and non-use provisions contained in this Section 6.2.

     Section 6.3   Non-Hiring. From the Closing Date and for a period of two (2)
                   ----------
years thereafter, Seller shall not, and shall cause its Affiliates not to, hire as an employee or engage as a consultant any person who is employed by or who is a consultant to or is otherwise affiliated with the Company, or to solicit or induce any such person to terminate his or her employment, consultancy or affiliation with the Company. In addition, from the Closing Date and for a period of two (2) years thereafter, neither Purchaser nor Seller shall, and Purchaser and Seller shall cause their respective Affiliates not to, hire as an employee or engage as a consultant any person who is employed by or who is a consultant to or otherwise affiliated with the other party, or to solicit or induce any such person to terminate his or her employment, consultancy or affiliation with the other party.

     Section 6.4   Termination  of Rights and Liabilities  Under PSMA  Operating
                   -------------------------------------------------------------
Agreement.
---------

     (a) From and after the Closing, Seller shall cease to be a member of the Company and shall have no further powers, rights, or privileges as a Member or otherwise under the PSMA Operating Agreement.

     (b) Each of Seller and Purchaser hereby agree and acknowledge that, immediately upon consummation of the Closing, all rights of Seller contained in the PSMA Operating Agreement which are not transferable to Purchaser pursuant to this agreement, including, without limitation, the rights contained in Article IX of the PSMA

Operating Agreement, shall be terminated as of the Closing and shall be of no further force and effect.

     (c) Notwithstanding Section 11.9 of the PSMA Operating Agreement or any other provision of the PSMA Operating Agreement to the contrary, effective as of the Closing, each of Purchaser and Seller hereby releases and discharges the other, and Seller hereby releases and discharges the Company, from any liability, claim, demand, debt, obligation, dispute, action or cause of action ("Claims") that Seller or Purchaser may have against each other, or that Seller
  ------
may have against the Company, pursuant to the PSMA Operating Agreement, the Delaware Limited Liability Company Act or otherwise by reason of being a member of the Company, including all Claims which shall have already accrued at the time of the Closing and all Claims which may accrue after the Closing; provided,
                                                                       --------
however,  that nothing in this Section  6.4(c) shall  operate as (i) a waiver by
-------
either party hereto of the terms, conditions, representations and warranties contained in this Agreement, the Amended and Restated PSMA/PSMP License, the Collateral Agreements or any other agreement contemplated herein or therein or
(ii) a release or discharge of any Claims which Purchaser or Seller may have against the other with respect to any such terms, conditions, representations and warranties.

     (d)  From and after the Closing, Seller's  consent shall not be required to
effect  any  amendment,   restatement  or  termination  of  the  PSMA  Operating
Agreement.

     Section 6.5   Tax Matters.  With  respect  to the  Taxable  Periods  of the
                   -----------
Company ending on or before the Closing Date, Seller and Purchaser agree as follows:

     (a)  The tax matters  partner ("Tax  Matters  Partner")  of the Company for
                                     ---------------------
purposes of Section 6223 of the Code shall be Purchaser. Unless otherwise required by law, the Tax Matters Partner shall not take any action pursuant to this Section 6.5 unless such action has been consented to by Seller.

     (b) All elections by the Company for income and franchise tax purposes and all determinations regarding the book basis, depreciation or amortization of any Company assets, and all other matters relating to all tax returns (including amended returns), including the characterization and allocation of income and loss, filed by the Company, including tax audits and related matters and controversies, shall be made and conducted by the Tax Matters Partner at the expense of the Company, subject to the approval of Seller. The Tax Matters Partner shall, at the expense of the Company and subject to the approval of Seller, cause to be prepared and filed all tax returns (including amended returns) required to be filed by the Company; provided, however, that Seller
                                                --------   -------
shall have the opportunity to review any and all tax returns in advance of such filing. In the event of a dispute between Seller and Purchaser concerning the preparation and filing of the Company's tax returns, Seller and Purchaser agree to submit the dispute to arbitration to one of the major nationally-recognized certified public accounting firms, whose decision on the matter shall be final and binding.

     (c) The Tax Matters Partner shall be responsible for all negotiations on behalf of the Company with the IRS or the Departments of the Treasury or Justice or any state or local tax authority with respect to the income tax treatment of Company items, and shall provide Seller with the opportunity, at the expense of the Company, to participate in any such negotiations. The Tax Matters Partner shall not bind Seller to a settlement agreement unless Seller has given its written consent to such agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1   Notices.  All notices  and other  communications  required or
                   -------
permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one (1) Business Day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

     (a)  If to Purchaser, to:

                 Progenics Pharmaceuticals, Inc.
                 777 Old Saw Mill River Road
                 Tarrytown, New York 10591
                 Telecopy: 914-789-2856
                 Attention:  Mark R. Baker, Senior Vice President
                             & General Counsel

                 with a copy (which shall not constitute notice) to:

                 Dewey Ballantine LLP
                 1301 Avenue of the Americas
                 New York, New York 10019
                 Telecopy: 212-259-6333
                 Attention:  Donald Murray

     (b)  If to Seller, to:

                 Cytogen Corporation
                 650 College Road East
                 Princeton, New Jersey 08540
                 Telecopy: 609-452-2317
                 Attention:   William J. Thomas, Senior Vice President
                              and General Counsel

                 with a copy (which shall not constitute notice) to:

                 Morgan, Lewis & Bockius LLP
                 502 Carnegie Center
                 Princeton, New Jersey 08540
                 Telecopy: 609-919-6701
                 Attention: Randall B. Sunberg

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

     Section 7.2   Expenses. Except as otherwise expressly provided herein, each
                   --------
party hereto will pay any expenses incurred by it incident to this Agreement or the Collateral Agreements and in preparing to consummate and consummating the transactions provided for herein and therein.

     Section 7.3   Successors and Assigns. No party to this Agreement may assign
                   ----------------------
any of its rights under this Agreement without the prior written consent of the other parties hereto; provided, however, that Purchaser may assign its rights
                       --------   -------
and obligations under this Agreement, without the prior written consent of Seller, to an Affiliate of Purchaser. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.

     Section 7.4   Extension; Waiver. Any party hereto may, by written notice to
                   -----------------
the other parties hereto (a) extend the time for performance of any of the obligations of the other party under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement, (c) waive compliance with any of the conditions or covenants of the other party contained in this Agreement or (d) waive or modify performance of any of the obligations of the other party under this Agreement; provided that no
                                                                --------
such party hereto may, without the prior written consent of the other parties hereto, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

     Section 7.5   Entire  Agreement.   This  Agreement,   which  includes   the
                   -----------------
schedules and exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated by this Agreement and constitutes the entire agreement by and among the parties hereto.

     Section 7.6   Amendments,  Supplements, Etc.  This Agreement may be amended
                   -----------------------------
or supplemented at any time by additional written agreements as may mutually be determined by Purchaser and Seller to be necessary, desirable or expedient to further the purposes of this Agreement or to clarify the intention of the parties hereto.

     Section  7.7  Applicable  Law.  This  Agreement  shall be  governed  by and
                   ---------------
construed under the laws of the State of Delaware applicable to agreements made and to be performed in Delaware.

     Section 7.8   Execution in Counterparts.  This Agreement may be executed in
                   -------------------------
two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one (1) and the same agreement. Facsimile and/or electronically delivered signatures to this Agreement and all Collateral Agreements executed in connection herewith shall be binding on the parties to this Agreement.

     Section 7.9   Titles and Headings.  Titles and headings  to sections herein
                   -------------------
are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     Section 7.10  Invalid Provisions.  If any  provision of  this Agreement  is
                   ------------------
held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations under this Agreement of Seller on the one hand and Purchaser on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     Section 7.11  Publicity.  Except as otherwise required by applicable Law or
                   ---------
the rules and regulations of any national securities exchange, no party hereto shall issue any press release or otherwise make any public statement with respect to the transactions contemplated by this Agreement or the Collateral Agreements without prior consultation with and consent of the other parties hereto, which consent shall not be unreasonably withheld, conditioned or delayed.

     Section 7.12  Specific Performance. The parties hereto agree that if any of
                   --------------------
the provisions of this Agreement or the Collateral Agreements were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties hereto shall be entitled to specific performance of the terms hereof or thereof, in addition to any other remedy at law or equity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                              PROGENICS PHARMACEUTICALS, INC.



                              By: /s/ Mark R. Baker
                                 -----------------------------------------------
                                 Name:   Mark R. Baker
                                 Title:  Senior Vice President, General Counsel
                                         & Secretary




                              CYTOGEN CORPORATION



                              By: /s/ Michael D. Becker
                                 -----------------------------------------------
                                 Name: Michael D. Becker
                                 Title: President and Chief Executive Officer








            Signature Page to Membership Interest Purchase Agreement

                                     Annex A
                                     -------

                          DEFINITIONS AND DEFINED TERMS

     (a) As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate"  shall mean with  respect to any Person,  any other Person
           ---------
who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, a Person has control of another Person if it has the direct or indirect ability or power to direct or cause the direction of management policies of such other Person or otherwise direct the affairs of such other Person, whether through ownership of at least fifty percent (50%) of the voting securities of such other Person, by Contract or otherwise. The term Affiliate shall not include the Company as it relates to the Purchaser or Seller, as the case may be, through and including the date hereof.

          "Business Day" shall mean a day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York are authorized or required by Law to close.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral  Agreements" shall mean the Amended and Restated PSMA/PSMP
           ----------------------
License and the Membership Assignment.

          "Company   Assets"  shall  mean  any  properties  or  assets  (whether
           ----------------
tangible, intangible, real, personal or mixed), which are used in, held for use in, necessary for or otherwise relate to or arise from the business of the Company, as conducted on the Closing Date (other than the rights licensed to the Company pursuant to the Amended and Restated PSMA/PSMP License Agreement).

          "Consent" shall mean any consent, approval or authorization of, notice
           -------
to, or designation, registration, declaration or filing with, any Person.

          "Contract" shall mean any note, bond, mortgage,  indenture,  contract,
           --------
agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment, obligation or understanding, written or oral, to which a Person is a party or by which a Person or its assets or properties are bound.

          "Governmental  Authority"  shall  mean any  federal,  state,  local or
           -----------------------
foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court, tribunal or arbitrator.

          "knowledge"  shall mean the  knowledge any Person would have after due
           ---------
inquiry.

          "IRS" means the United States Internal Revenue Service.
           ---


                                       A1

          "Laws" shall mean all federal,  state,  local or foreign laws, orders,
           ----
writs, injunctions, decrees, ordinances, awards, stipulations, statutes, judicial or administrative doctrines, rules or regulations enacted, promulgated, issued or entered by a Governmental Authority.

          "Liens" shall mean,  other than Permitted  Liens, all title defects or
           -----
objections, mortgages, liens, claims, charges, pledges or other encumbrances of any nature whatsoever, including, without limitation, licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, security interests, conditional and installment sales agreements, easements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature.

          "Management Committee" shall have the meaning ascribed to that term in
           --------------------
the PSMA Operating Agreement.

          "Managing Representative" shall have the meaning ascribed to that term
           -----------------------
in the PSMA Operating Agreement.

          "Member"  shall  have the  meaning  ascribed  to that term in the PSMA
           ------
Operating Agreement.

          "Member's  Percentage" shall have the meaning ascribed to that term in
           --------------------
the PSMA Operating Agreement.

          "Permitted Liens" mean (a) Liens for current real or personal property
           ---------------
Taxes not yet due and payable and with respect to which the Seller maintains adequate reserves, (b) workers', carriers' and mechanics' or other like Liens incurred in the ordinary course of business with respect to which payment is not due and that do not impair the conduct of business or the present or proposed use of the affected property and (c) Liens that are immaterial in character, amount, and extent and which do not detract from the value or interfere with the present or proposed use of the properties they affect.

          "Person"  shall  mean  any  individual,  partnership,  joint  venture,
           ------
corporation, limited liability company, trust, unincorporated organization, Governmental Authority or other entity.

          "PSMA/PSMP  License" means the PSMA/ PSMP License Agreement dated June
           ------------------
15, 1999 by and among Purchaser, Seller and the Company.

          "Representative"  shall have the meaning  ascribed to that term in the
           --------------
PSMA Operating Agreement.

          "Scientific  Advisory  Board" shall have the meaning  ascribed to that
           ---------------------------
term in the PSMA Operating Agreement.

          "Services  Agreement" means the Services Agreement dated June 15, 1999
           -------------------
by and among Purchaser, Seller and the Company.


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


          "Tax" or  "Taxes"  means  any  taxes and  similar  government  charges
           ---       -----
(including taxes on or with respect to net or gross income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, registration, capital stock, license, payroll, employment, social security, unemployment, severance, real or personal property, excise, recordation, estimated taxes, withholding and stamp), together with any interest thereon, penalties, fines and additions to tax with respect thereto, imposed by a Governmental Authority.

          "Tax  Authority"   shall  mean  any   Governmental   Authority  having
           --------------
jurisdiction over the assessment, determination, collection or imposition of any Tax.

          "Tax Returns" shall mean any report, return, election,  declaration or
           -----------
other filing required to be filed with any Tax Authority, including any amendments thereto.

          "Taxable  Period" shall mean any taxable year or any other period that
           ---------------
is treated as a taxable year, with respect to which any Tax may be imposed under any applicable statute, rule, or regulation.

          "Treasury Regulations" shall mean the regulations, including temporary
           --------------------
regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding regulations).


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


     (b) Each of the following terms is defined in the Section set forth opposite such term:

     Term                                                            Section
     ----                                                            -------
     Agents......................................................    6.2(b)(iii)
     Agreement...................................................    Preamble
     Amended and Restated PSMA/PSMP License......................    3.2(a)(ii)
     Asset Acquisition Statement.................................    2.3(a)
     Claims......................................................    6.4(c)
     Closing.....................................................    3.1
     Closing Date................................................    3.1
     Company.....................................................    Recitals
     Confidential Information....................................    6.2(a)
     Disclosure Schedule.........................................    Article IV
     Management Committee Waiver and Approval Certificate........    3.2(a)(v)
     Managing Representative Certificate.........................    3.2(a)(iv)
     Membership Assignment.......................................    3.2(a)(i)
     Membership Interest.........................................    2.1
     Proceedings.................................................    4.5
     PSMA Operating Agreement....................................    Recitals
     Purchase Price..............................................    2.2
     Purchaser...................................................    Preamble
     Resignations................................................    3.2(a)(iii)
     Reviewing Accountants.......................................    2.3(a)
     Seller......................................................    Preamble
     Tax Matters Partner.........................................    6.5(a)





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